                                                                   EXHIBIT 10(a)

                              STANDARD FORM LEASE

PARTIES: This Lease, executed in duplicate at Cupertino, California, on August 18, 1995, by and between Berg & Berg Developers, a California General Partnership, and EIP Microwave, Inc., a Delaware Corporation, hereinafter called respectively Lessor and Lessee, without regard to number or gender.

USE: WITNESSETH: That Lessor hereby Leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein office, research and development, light manufacturing, and warehouse activities, and any other legal activity, and for no other purpose without obtaining the prior written consent of Lessor.

PREMISES: The real property with appurtenances as shown on Exhibit A.1 (the "Premises") situated in the City of Milpitas, County of Santa Clara, State of California, and more particularly described as follows:

     Lessee's portion of the Premises is 20,331 square feet of building, including all improvements thereto, as shown on Exhibit A.2, including the right to use up to 71 unreserved parking spaces. The address for the leased portion of the Premises is 1745 McCandless Drive, Milpitas, California. The pro-rata share of the building is 56.90%.

TERM: The term shall be for thirty-six (36) months unless extended pursuant to Section 35 of this Lease (the "Lease Term"), commencing on the 1st day of November, 1995 (the "Commencement Date"), and ending on the 31st day of October, 1998.

RENT: Base rent shall be payable in monthly installments as follows:

                            Base rent       Estimated CAC     Total
                            ---------       -------------     -----
     Months 1 to 36          $14,842           $3,995*       $18,837

* Subject to adjustment per Common Area Charges Section below.

Base rent as scheduled above shall be payable in advance on or before the first day of each calendar month during the Lease Term. The term "Rent," as used herein, shall be deemed to be and to mean the base monthly rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease. Rent shall be paid in lawful money of the United States of America, without offset or deduction, and shall be paid to Lessor at such place or places as may be designated from time to time by Lessor. Rent for any period less than a calendar month shall be a pro rata portion of the monthly installment. Upon execution of this Lease, Lessee shall deposit with Lessor the first month's rent.

COMMON AREA CHARGES: Lessee shall pay to Lessor, as additional Rent, an amount equal to 5.9% of the total common area charges of the Project and 56.90% of the total common area charges for the Premises as defined below
(the common area charges for the Project and the common area charges for the Premises collectively referred to herein as ("CAC")). Lessee shall pay to Lessor as Rent, on or before the first day of the term of this Lease and on or before the first day of each calendar month thereafter during the term hereof, subject to adjustment and reconciliation as provided hereinbelow, the sum of Three Thousand Nine Hundred Ninety-Five Dollars ($3,995), said sum representing Lessee's estimated monthly payment of Lessee's percentage share of CAC It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the Commencement Date and the end of the Lease Term. Upon execution of this Lease, Lessee shall deposit with Lessor the first month's estimated CAC. Lessee's CAC shall be computed as follows

Lessee's estimated monthly payment of CAC payable by Lessee during the calendar year in which the Lease commences is set forth above. At or prior to the commencement of each succeeding calendar year term (or as soon as practical thereafter), Lessor shall provide Lessee with Lessee's estimated monthly payment for CAC which Lessee shall pay as Rent. Within 120 days of the end of the calendar year and of the termination of this Lease, Lessor shall provide Lessee a statement of actual CAC incurred for the preceding year or other applicable period in the case of a termination year. If such statement shows that Lessee has paid less than its actual percentage, then Lessee shall on demand pay to Lessor the amount of such deficiency. If such statement shows that Lessee has paid more than its actual percentage, then Lessor shall, at its option, promptly refund such excess to Lessee or credit the amount thereof to the Rent next becoming due from Lessee. Lessor reserves the right to revise any estimate of CAC if the actual or projected CAC show an increase or decrease in excess of 10% from an earlier estimate for the same period. In such event, Lessor shall provide a revised estimate to Lessee, together with an explanation of the reasons therefor, and Lessee shall revise its monthly CAC payments accordingly. Lessor's and Lessee's obligation with respect to adjustments at the end of the Lease Term or earlier termination of this Lease shall survive such termination or expiration.

As used in this Lease, CAC shall include but are not limited to, (i) all items identified in Paragraphs 5(b), 6, 9, 16 and 31; (ii) utility costs related to the common areas of the McCandless Technology Park (the "Project" as shown on Exhibit A.3) (iii) all costs and expenses including but not limited to supplies, materials, equipment and tools used or required in connection with the operation and maintenance of the Project; (iv) licenses, permits and inspection fees; (v) all other costs incurred by Lessor in maintaining and operating the Project; and (vi) an amount equal to five percent (5%) of the actual expenditures for the aggregate of all CAC, as compensation for Lessor's accounting and processing services. Lessee shall have the right to audit or review the CAC applicable to this Lease annually.

SECURITY DEPOSIT: Lessee shall deposit with Lessor the sum of Fourteen Thousand Eight Hundred Forty-Two Dollars ($14,842) (the "Security Deposit"). The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If Lessee commits a default as provided for herein, including but not limited to a default with respect to the provisions contained herein relating to the condition of the Premises, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any amount which Lessor may spend by reason of default by Lessee. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee's failure to do so shall be a default by Lessee. Any attempt by Lessee to transfer or encumber its interest in the Security Deposit shall be null and void. Upon execution of this Lease, Lessee shall deposit with Lessor the Security Deposit.

LATE CHARGES: Lessee hereby acknowledges that a late payment made by Lessee to Lessor of Rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges, which may be imposed on Lessor according to the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Lessee is not received by Lessor or Lessor's designee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five (5%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payments made by Lessee. Acceptance of such late charges by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor shall it prevent Lessor from exercising any of the other rights and remedies granted hereunder.

QUIET ENJOYMENT: Lessor covenants and agrees with Lessee that upon Lessee paying Rent and performing its covenants and conditions under this Lease, Lessee shall and may peaceably and quietly have, hold and enjoy the Premises for the Lease Term, subject, however, to the rights reserved by Lessor hereunder.

LESSEE EXPANSION: Lessor shall agree to cancel this Lease at any time during the Lease Term upon Lessee signing a new lease with Lessor on terms and conditions acceptable to Lessor, for an amount of space exceeding 40,000 square feet in a building that Lessor owns or builds that is available for lease by Lessor, at the then existing fair market Rent.

IT IS FURTHER MUTUALLY AGREED BETWEEN THE PARTIES AS FOLLOWS:
1. POSSESSION: Possession will be tendered and Rent shall commence on the Commencement Date.

2. LESSEE'S IMPROVEMENTS: As a material inducement to the execution and delivery of this Lease by Lessor, Lessee is leasing the portion of the Premises in an "AS IS" physical condition and in an "AS IS" state of repair.

2.1 ACCEPTANCE OF PREMISES AND COVENANTS TO SURRENDER: Lessor represents that the Premises are in good order and repair, and complies with all requirements for occupancy as of the Commencement Date. Lessee agrees on the last day of the Lease Term, or on the sooner termination of this Lease, to surrender the Premises to Lessor in good condition and repair. Good condition and repair shall not mean original condition, but shall mean that the Premises are in a commercially acceptable condition suitable for occupancy by a reasonable lessee. The interior walls of all office and warehouse areas, the floors of all office and warehouse areas, all suspended ceilings and any carpeting are to be cleaned and in good repair. Lessee also agrees to surrender unto Lessor all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessee, except that Lessee shall ascertain from Lessor, within (30) days before the end of the Lease Term or earlier termination of this Lease, whether Lessor desires to have the Premises or any part or parts thereof restored to their condition as of the

Commencement Date of this Lease; if Lessor shall so desire, then Lessee shall restore said Premises or such part or parts thereof before the end of the Lease Term or earlier termination of this Lease at Lessee's sole cost and expense. Lessee, on or before the end of the Lease Term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all such property not so removed shall be deemed to be abandoned by Lessee. Lessee shall reimburse Lessor for all disposition costs incurred by Lessor relative to Lessee's abandoned property. If the Premises are not surrendered at the end of the Lease Term or earlier termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from any delay caused by Lessee in surrendering the Premises including, without limitation, any claims made by any succeeding Lessee founded on such delay.

3. USES PROHIBITED: Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the subject Premises are located or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or ceiling which may endanger the structure, or use any machinery or apparatus which will in any manner vibrate or shake the Premises or the building of which it is a part, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building structure, unless approved by the local, state federal or other applicable governing authority. Lessor consents to Lessee's use of materials which are incidental to the normal, day-to-day operations of any office user, such as copier fluids, cleaning materials, etc., but this does not relieve Lessee of any of its obligations not to contaminate the Premises or related real property or violated any hazardous materials laws.

4. ALTERATIONS AND ADDITIONS: Lessee shall not make, or suffer to be made, any alteration or addition to said Premises, or any part thereof, without the express, advance written consent of Lessor, any addition or alteration to said Premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor at the end of the Lease Term or earlier termination of this Lease Alterations and additions which are not deemed as trade fixtures shall include HVAC systems, lighting systems, electrical systems, partitioning, carpeting, or any other installation which has become an integral part of the Premises. Lessee agrees that it will not proceed to make such alterations or additions until all required government permits have been obtained and after having obtained consent from Lessor to do so, until five (5) days from the receipt of such consent, so that Lessor may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Lessee's improvements. Lessee shall at all times permit such notices to be posted and to remain posted until the completion of work. At the end of the Lease Term or earlier termination of this Lease, Lessee shall remove and shall be required to remove its special tenant improvements and all related equipment installed by Lessee at or during the Lease Term. Notwithstanding the above, Lessor agrees to allow any reasonable alterations and improvements and will use its best efforts to notify Lessee at the time of approval if such improvements or alterations are to be removed at Lease Expiration or earlier termination of this Lease.

5. MAINTENANCE OF PREMISES:

     (a) Lessee shall at its sole cost and expense keep and maintain the interior of Lessee's portion of the Premises, including, but not limited to, all lighting systems, temperature control systems and plumbing systems, in good and sanitary order, condition and repair, including any required replacements. Lessee shall maintain all wall surfaces and floor coverings in good condition and repair, free of holes, gouges, or defacements.

     (b) Lessor shall keep and maintain in good condition and repair including replacements, at Lessee's expense, based on a pro-rata share of cost based on square footage or costs directly related to Lessee's use of the Premises the following, which shall be included in the monthly CAC:

          1. The exterior of the building, any appurtenances and every part thereof, including but not limited to, glazing, sidewalks, parking areas, electrical systems, HVAC systems, roof membrane, and painting of exterior walls.

          2. The HVAC by a service contract with a licensed air conditioning and heating contractor which contract shall provide for a minimum of bi-monthly maintenance of all air conditioning and heating equipment at the Leased Premises including HVAC repairs or replacements which are either excluded from such service contract or any existing equipment warranties.

          3. The landscaping by a landscape contractor to water, maintain, trim and replace, when necessary, any shrubbery and landscaping at the Premises.

          4. The roof membrane by a service contract with a licensed reputable roofing contractor which contract shall provide for a minimum of semi-annual maintenance and repair of the roof at the Leased Premises, including cleaning storm gutters and drains and removing debris and trimming overhanging trees.

          5. Extermination services.

          6. Fire monitoring services.

     (c) Lessee hereby waives any and all rights to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code.

     (d) Lessor shall be responsible for and pay for the repair any structural defects in the Premises including the roof structure (not membrane), exterior walls and foundation during the Lease Term. Lessor agrees that all such repairs will be done as expeditiously as possible considering all building permits and any governmental requirements.

6. HAZARD INSURANCE: Lessee shall not use, or permit said Premises, or any part thereof, to be used, for any purpose other than that for which said Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which may cause a cancellation of any standard form insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about said Premises, any article which may be prohibited by a standard form fire insurance policy. Lessee shall, at its sole cost and expense, comply with any and all reasonable requirements, pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and general liability insurance, covering said building and appurtenances. Lessor agrees to purchase and keep in force fire and extended coverage insurance covering loss or damage to the Premises in amounts not to exceed the full replacement cost of said Premises as determined by Lessor, with proceeds payable to Lessor. Lessee acknowledges that the insurance referenced above does not include coverage for Lessee's personal property. In the event of a loss per the insurance provisions of this paragraph, Lessee shall be responsible for deductibles up to a maximum of $5,000 per occurrence. The Lessee agrees to pay to the Lessor as additional Rent, on demand, the full cost of said insurance as evidenced by insurance billings to the Lessor which shall be included in Lessee's monthly CAC. If said insurance billings cover the Premises, and Lessee does not occupy the entire Premises, the insurance premiums and deductibles shall be allocated to the portion of the Premises occupied by Lessee on a pro-rata square footage or other equitable basis, as determined by Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the Commencement Date and the end of the Lease Term.

Lessor and Lessee hereby waive any rights each may have against the other related to any loss or damage caused to Lessor or Lessee as the case may be, or to the Premises or its contents, and which may arise from any risk generally covered by fire and extended coverage insurance. The parties shall provide that their respective insurance policies insuring the property or the personal property include a waiver of any right of subrogation which said insurance company may have against Lessor or Lessee, as the case may be. Lessor shall maintain in full force and effect, a policy of rental loss insurance, in an amount equal to the amount of Rent payable by Lessee commencing on the date of loss during the next ensuing one (1) year, as reasonably determined by Lessor with proceeds payable to Lessor ("Loss of Rents Insurance"). Lessee shall reimburse Lessor for the full cost of said rental loss insurance coverage.

7. ABANDONMENT: Lessee shall not vacate or abandon the Premises at any time during the Lease Term, and if Lessee shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor. Notwithstanding the above, the Premises shall not be considered vacated or abandoned if Lessee maintains the Premises in good condition, provides security and is not in default.

8. FREE FROM LIENS: Lessee shall keep the subject Premises and the property in which the subject Premises are situated, free from any and all liens including but not limited to liens arising out of any work performed, materials furnished, or obligations incurred by Lessee. However, the Lessor shall allow Lessee to contest a lien claim, so long as the claim is discharged prior to any foreclosure proceeding being initiated against the property and provided Lessee provides Lessor a bond if the lien exceeds $5,000.

9. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Lessee shall, at its sole cost and expense, comply with all of the requirements of all local, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use and occupancy of the said Premises, and shall faithfully observe in the use of the Premises all local and municipal ordinances and state and federal statutes now in force or which may hereafter be in force.

10. LESSEE'S INSURANCE: Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor and Lessor's
Agents for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises, and for injuries to persons in, upon or about said Premises, from any cause arising at any time, and Lessee will hold Lessor and Lessor's Agents exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use or occupancy of the Premises by Lessee, or from the failure of Lessee to keep the Premises in good condition and repair, as herein provided. Lessee shall secure and keep in force a standard policy of commercial general liability insurance and property damage policy covering the Premises, including parking areas, insuring the Lessee. A certificate of said policy naming Lessor as an additional insured shall be delivered to Lessor and will have a combined single limit for both bodily injury, death and property damage in an amount not less than two million dollars ($2,000,000.00). The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee shall obtain a written obligation on the part of the insurer to notify Lessor 30 days in advance in writing before any cancellation thereof. Lessee shall obtain, at Lessee's sole cost and expense, a policy of fire and extended coverage insurance including coverage for direct physical loss special form, and a sprinkler leakage endorsement, if applicable, insuring the personal property of Lessee. The proceeds from any property damage policy shall be payable to Lessee. Lessee shall, at its sole cost and expense, comply with all of the insurance requirements of all local, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to Lessee's use and occupancy of the said Premises.

11. ADVERTISEMENTS AND SIGNS: Lessee shall not place or permit to be placed, in, upon or about the Premises any unusual or extraordinary signs, or any signs not approved by the city, local, state, federal or other applicable governing authority. Lessee shall not place, or permit to be placed upon the Premises, any signs, advertisements or notices without the written consent of the Lessor, and such consent shall not be unreasonably withheld. A sign so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the end of the Lease Term or earlier termination of this Lease and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee, then Lessor may have the same removed at Lessee's expense.

12. UTILITIES: Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities supplied to the Premises. Any charges for sewer usage or related fees shall be the obligation of Lessee and paid for by Lessee. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Lessor acting reasonably and on any equitable basis.

13. ATTORNEY'S FEES: In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party reasonable attorney's fee which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

14.1 DEFAULT: The occurrence of any of the following shall constitute a default and breach of this Lease by Lessee: a) Any failure by Lessee to pay Rent or to make any other payment required to be made by Lessee hereunder when due if not cured within ten (10) days after written notice thereof by Lessor to Lessee; b) The abandonment or vacation of the Premises by Lessee except as provided in Section 7; c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that the same cannot be reasonably cured within such thirty
(30) day period, Lessee shall not be deemed to be in default if Lessee shall, within such period, commence such cure and thereafter diligently prosecute the same to completion; d) The making by Lessee of any general assignment for the benefit of creditors, the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy, e) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets or Lessee's interest in this Lease, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease.

14.2 SURRENDER OF LEASE: In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease before the end of the Lease Term and all rights of Lessee hereunder, by giving written notice of such intention to terminate. In the event that Lessor terminates this Lease due to a default of Lessee, then Lessor may recover from Lessee:
a) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus b) the worth at the time of award of unpaid Rent which would have been earned after termination until the time of award exceeding the amount of such rental loss; plus c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Tenn after the time of award exceeds the amount of such rental loss; plus d) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and e) at Lessor's election, such other amounts in addition to or in lieu or the foregoing as may be permitted from time to time by applicable California law. As used in (a), (b) and (c) above, the "worth at the time of award" is computed by allowing interest at the rate of Wells Fargo's prime rate plus two (2%) percent per annum.

14.3 RIGHT OF ENTRY AND REMOVAL: In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

14.4 ABANDONMENT: In the event of the vacation or abandonment, except as provided in Section 7, of the Premises by Lessee or in the event that Lessor shall elect to re-enter as provided in paragraph 14.3 above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, and Lessor does not elect to terminate this Lease as provided in paragraph 14.2 above, then Lessor may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental rates and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable with the right to make alterations and repairs to the Premises. In the event that Lessor elects to relet the Premises, then Rent received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied to the payment of future Rent as the same may become due and payable hereunder. Should that portion of such Rent received from such reletting during any month, which is applied by the payment of Rent hereunder according to the application procedure outlined above, be less than the Rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

14.5 NO IMPLIED TERMINATION: No re-entry or taking possession of the Premises by Lessor pursuant to 14.3 or 14.4 of this Article 14 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

15. SURRENDER OF LEASE: The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or sub tenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or sub tenancies.

16. TAXES: Lessee shall pay and discharge punctually and when the same shall become due and payable without penalty, all real estate taxes, personal property taxes, taxes based on vehicles utilizing parking areas in the Premises, taxes computed or based on rental income (other than federal, state and municipal net income taxes), environmental surcharges, privilege taxes, excise taxes, business and occupation taxes, school fees or surcharges, gross receipts taxes, sales and/or use taxes, employee taxes, occupational license taxes, water and sewer taxes, assessments (including, but not limited to, assessments for public improvements or benefit); assessments for local improvement districts, and all other governmental impositions and charges of every kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing (all of the foregoing being hereinafter collectively called "Tax" or "Taxes") which, at any time during the Lease Term, shall be applicable or against the Premises, or shall become due and payable and a lien or charge upon the Premises under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever. The term "Environmental Surcharge" shall include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder, or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy in regard to the use, operation or occupancy of the premises. The term "Tax" shall include, without limitation, all taxes, assessments, levies, fees, impositions or charges levied, imposed, assessed, measured, or based in any manner whatsoever (i) in whole or in part on the Rent payable by Lessee under this Lease, (ii) upon or with respect to the use, possession, occupancy, leasing, operation or management of the Premises, (iii) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Premises, (iv) upon Lessee's business operations conducted at the Premises, (v) upon, measured by or reasonably attributable to the cost or value of Lessee's equipment, furniture, fixtures and other personal property located on the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Lessee, regardless of whether title to such improvements shall be in Lessor or Lessee, or (vi) in lieu of or equivalent to any Tax set forth in this Section
16. In the event any such Taxes are payable by Lessor and it shall not be lawful for Lessee to reimburse Lessor for such Taxes, then the Rent payable thereunder shall be increased to net Lessor the same net rent after imposition of any such Tax upon Lessor as would have been payable to Lessor prior to the imposition of any such Tax. It is the intention of the parties that Lessor shall be free from all such Taxes and all other governmental impositions and charges of every kind and nature whatsoever. However, nothing contained in this Section 16 shall require Lessee to pay any Federal or State income, franchise, estate, inheritance, succession, transfer or excess profits tax imposed upon Lessor. If any general or special assessment is levied and assessed against the Premises, Lessor agrees to use its best reasonable efforts to cause the assessment to become a lien on the Premises securing repayment of a bond sold to finance the improvements to which the assessment relates which is payable in installments of principal and interest over the maximum term allowed by law. It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the Commencement Date and the end of the Lease Term. It is further understood that if Taxes cover the Premises and Lessee does not occupy the entire Premises, the Taxes will be allocated to the portion of the Premises occupied by Lessee based on a pro-rata square footage or other equitable basis. Taxes billed by Lessor to Lessee shall be included in the monthly CAC.

Subject to any limitations or restrictions imposed by any deeds of trust or mortgages now or hereafter covering or affecting the Premises, Lessee shall have the right to contest or review the amount or validity of any Tax by appropriate legal proceedings but which is not to be deemed or construed in any way as relieving, modifying or extending Lessee's covenant to pay such Tax at the time and in the manner as provided in this Section 16. However, as a condition of Lessee's right to contest, if such contested Tax is not paid before such contest and if the legal proceedings shall not operate to prevent or stay the collection of the Tax so contested, Lessee shall, before instituting any such proceeding, protect the Premises and the interest of Lessor and of the beneficiary of a deed of trust or the mortgagee of a mortgage affecting the Premises against any lien upon the Premises by a surety bond, issued by an insurance company acceptable to Lessor and in an amount equal to one and one-half (1 1/2) times the amount contested or, at Lessor's option, the amount of the contested Tax and the interest and penalties in connection therewith. Any contest as to the validity or amount of any Tax, whether before or after payment, shall be made by Lessee in Lessee's own name, or if required by law, in the name of Lessor or both Lessor and Lessee. Lessee shall defend, indemnify and hold harmless Lessor from and against any and all costs or expenses, including attorneys' fees, in connection with any such proceedings brought by Lessee, whether in its own name or not Lessee shall be entitled to retain any refund of any such contested Tax and penalties or interest thereon which have been paid by Lessee. Nothing contained herein shall be construed as affecting or limiting Lessor's right to contest any Tax at Lessor's expense.

17. NOTICES: Unless otherwise provided for in this Lease, any and all written notices or other communication (the "Communication") to be given in connection with this Lease shall be given in writing and shall be given by personal delivery, facsimile transmission or by mailing by registered or certified mail with postage thereon or recognized overnight courier, fully prepaid, in a sealed envelope addressed to the intended recipient as follows:

(a)  to the Lessor at:  10050 Bandley Drive
                        Cupertino, California 95014

                        Attention: Carl E. Berg
                        Fax No: (408) 725-1626

(b)  to the Lessee at:  1745 McCandless Drive
                        Milpitas, California
                        Attention: John Ardizzone
                        Fax No:

or such other addresses, facsimile number or individual as may be designated by a Communication given by a party to the other parties as aforesaid. Any Communication given by personal delivery shall be conclusively deemed to have been given and received on a date it is so delivered at such address provided that such date is a business day, otherwise on the first business day following its receipt, and if given by registered or certified mail, on the day on which delivery is made or refused or if given by recognized overnight courier, on the first business day following deposit with such overnight courier and if given by facsimile transmission, on the day on which it was transmitted provided such day is a business day, failing which, on the next business day thereafter.

18. ENTRY BY LESSOR: Lessee shall permit Lessor and its agents to enter into and upon said Premises at all reasonable times using the minimum amount of interference and inconvenience to Lessee and Lessee's business, subject to any security regulations of Lessee, for the purpose of inspecting the same or for the purpose of maintaining the building in which said Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, without any rebate of Rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises; and shall permit Lessor and his agents, at any time within ninety (90) days prior to the end of the Lease Term, to place upon said Premises any usual or ordinary "For Sale" or "For Lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

19. DESTRUCTION OF PREMISES: In the event of a partial destruction of the said Premises during the Lease Term from any cause which is covered by Lessor's property insurance, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County, or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of Rent while such repairs are being made to the extent of payments received by Lessor under Lessor's insurance coverage. With respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the subject Premises may be situated is destroyed to an extent greater than thirty-three and one-third (33 1/3%) of the replacement cost thereof, Lessor or lessee may, at its sole option, elect to terminate this Lease, whether the subject Premises are injured or not. A total destruction of the building in which the subject Premises are situated shall terminate this Lease. Notwithstanding the above, Lessor is only obligated to repair or rebuild to the extent of available insurance proceeds including any deductible amount. Should Lessor determine that insufficient or no insurance proceeds are available for repair or reconstruction of Premises, Lessor, at its sole option, may terminate the Lease. Lessee shall have the option of continuing this Lease by agreeing to pay all repair costs to the subject Premises.

20. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or cause any other person or entity (a bona fide subsidiary or affiliate of Lessee excepted) to occupy or use the Premises, or any portion thereof, without the advance written consent of Lessor. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease. This Lease shall not, or shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor. If Lessee desires to assign its rights under this Lease or to sublet, all or a portion of the subject Premises to a party other than a bona fide subsidiary or affiliate of Lessee, Lessee shall first notify Lessor of the proposed terms and conditions of such assignment or subletting. Lessor shall have the right of first refusal to enter into a direct Lessor-lessee relationship with such party under such proposed terms and conditions, in which event Lessee shall be relieved of its obligations hereunder to the extent of the Lessor-lessee relationship entered into between Lessor and such third party. Notwithstanding the foregoing, Lessee may assign this Lease to a successor in interest, whether by merger or acquisition, provided there is no substantial reduction in the net worth of the resulting entity.

21. CONDEMNATION: If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall as to the part so taken, terminate as of the date title vests in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the Lease Term only that portion of Rent as the value of the part remaining. The rental adjustment resulting will be computed at the same Rental rate for the remaining part not taken;
however, Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall be payable to the Lessor.

22. EFFECTS OF CONVEYANCE: The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building constituting the Premises, so that, in the event of any sale of said land or building, or in the event of a Lease of said building, Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser of any such sale, or the Lessor of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security is given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and deliver the security, as such, to the purchaser at any such sale of the building, and thereupon the Lessor shall be discharged from any further liability.

23. SUBORDINATION: This Lease, in the event Lessor notifies Lessee in writing, shall be subordinate to any ground lease, deed of trust, or other hypothecation for security now or hereafter placed upon the real property at which the Premises are a part and to any and all advances made on the security thereof and to renewals, modifications, replacements and extensions thereof. Lessee agrees to promptly execute any documents which may be required to effectuate such subordination.

24. WAIVER: The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be construed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of Rent hereunder by Lessor shall not be deemed to be a waiver of Lessee's breach of any term, covenant, or condition of the Lease.

25. HOLDING OVER: Any holding over after the end of the Lease Term shall be construed to be a hold over tenancy from month to month. In addition to the liabilities and obligations provided for herein, including but not limited to in Section 2.1, Lessee shall pay to Lessor monthly base rent equal to one and one-half (1.5) times the monthly base rent installment due in the last month of the Lease Term and all other additional rent and all other terms and conditions of the Lease shall apply, so far as applicable. No holding over shall be deemed or construed to exercise any option to extend or renew this Lease in lieu of full and timely exercise of any such option as required hereunder.

26. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto, and all of the parties hereto shall be jointly and severally liable hereunder.

27. ESTOPPEL CERTIFICATES: Lessee shall at any time during the Lease Term, upon not less than ten (10) days prior written notice from Lessor, execute and deliver to Lessor a statement in writing certifying that, this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the dates to which the Rent and other charges have been paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such a statement within such time shall be conclusive upon the Lessee that (a) this Lease is in full force and effect, without modification except as may be represented by Lessor, (b) there are no uncured defaults in Lessor's performance.

28. TIME: Time is of the essence of the Lease.

29. CAPTIONS: The headings on titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

30. PARTY NAMES: Landlord and Tenant may be used in various places in this Lease as a substitute for Lessor and Lessee respectively.

31. EARTHQUAKE INSURANCE: As a condition of Lessor agreeing to waive the requirement for earthquake insurance, Lessee agrees that it will pay, as additional Rent, which shall be included in the monthly CAC, an amount not to exceed seven thousand five hundred dollars ($7,500) per year for earthquake insurance if Lessor desires to obtain some form of earthquake insurance in the future, if and when available, on terms acceptable to Lessor.

32. HABITUAL DEFAULT: Notwithstanding anything to the contrary contained in
Section 14 herein, Lessor and Lessee agree that if Lessee shall have defaulted in the payment of Rent for three or more times during any twelve month period during the Lease Term, then such conduct shall, at the option of the Lessor, represent a separate event of default which cannot be cured by Lessee. Lessee acknowledges that the purpose of this provision is to prevent repetitive defaults by the Lessee under the Lease, which constitute a hardship to the Lessor and deprive the Lessor of the timely performance by the Lessee hereunder.

33. HAZARDOUS MATERIALS

33.1 DEFINITIONS: As used herein, the following terms shall have the following meaning:

     a. The term "Hazardous Materials" shall mean (i) polychlorinated biphenyls; (ii) radioactive materials and (iii) any chemical, material or substance now or hereafter defined as or included in the definitions of "hazardous substance" "hazardous water", "hazardous material", "extremely hazardous waste", "restricted hazardous waste" under Section 25115, 25117 or 15122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substances Account Act), (iii) defined as "hazardous material", "hazardous substance", or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release, Response, Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25181 of the California Health and Safety Code, Division 201, Chapter
     6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article II of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designed as "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C 1251 et seq. or listed pursuant to
     Section 1004 of the Federal Water Pollution Control Act (33 U.S.C 1317),
     (ix) defined as a "hazardous waste", pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.,
     (x) defined as "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Responsibility Compensations, and Liability Act, 42 U.S.C. 9601 et seq., or (xi) regulated under the Toxic Substances Control Act, 156 U.S.C. 2601 et seq.

     b. The term "Hazardous Materials Laws" shall mean any local, state and federal laws, rules, regulations, or ordinances relating to the use, generation, transportation, analysis, manufacture, installation, release, discharge, storage or disposal of Hazardous Material.

     c. The term "Lessor's Agents" as used herein shall mean Lessor's agents, representatives, employees, contractors, subcontractors, directors, officers and partners.

     d. The term "Lessee's Agents" as used herein shall mean Lessee's agents, representatives, employees, contractors, subcontractors, directors, officers, partners, invitees or any other person in or about the Premises.

33.2 LESSEE'S RIGHT TO INVESTIGATE: Lessee shall be entitled to cause such inspection, soils and ground water tests, and other evaluations to be made of the Premises as Lessee deems necessary regarding (i) the presence and use of Hazardous Materials in or about the Premises, and (ii) the potential for exposure to Lessee's employees and other persons to any Hazardous Materials used and stored by previous occupants in or about the Premises. Lessee shall provide Lessor with copies of all inspections, tests and evaluations. Lessee shall indemnify, defend and hold Lessor harmless from any cost, claim or expense arising from such entry by Lessee or from the performance of any such investigation by such Lessee.

33.3 LESSOR'S REPRESENTATIONS: Lessor hereby represents and warrants to the best of Lessor's knowledge that the Premises are, as of the date of this Lease, and have been at all times in the past, in compliance with all Hazardous Material Laws.

33.4 LESSEE'S OBLIGATION TO INDEMNIFY: Lessee, at its sole cost and expense, shall idemnify, defend, protect and hold Lessor and Lessor's Agents harmless from and against any and all cost or expenses, including those described under subparagraphs i, ii and iii herein below set forth, arising from or caused in whole or in part, directly or indirectly by:

     a. Lessee's or Lessee's Agents' use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Material to, in, on, under, about or from the Premises; or

     b. Lessee's or Lessee's Agents failure to comply with Hazardous Material laws, or

     c. Any release of Hazardous Material to, in, on, under, about, from or onto the Premises caused by Lessee or Lessee's Agents, except ground water contamination from other parcels where the source is from off the Premises not arising from or caused by Lessee or Lessee's Agents.

The cost and expenses indemnified against include, but are not limited to the following:

     i. Any and all claims, actions, suits, proceedings, losses, damages, liabilities, deficiencies, forfeitures, penalties, fines, punitive damages, cost or expenses;

     ii. Any claim, action, suit or proceeding for personal injury (including sickness, disease, or death), tangible or intangible property damage, compensation for lost wages, business income, profits or other economic loss, damage to the natural resources of the environment, nuisance, pollution, contamination, leaks, spills, release or other adverse effects on the environment;

     iii. The cost of any repair, clean-up, treatment or detoxification of the Premises necessary to bring the Premises into compliance with all Hazardous Material Laws, including the preparation and implementation of any closure, disposal, remedial action, or other actions with regard to the Premises, and expenses (including, without limitation, reasonable attorney's fees and consultants fees, investigation and laboratory fees, court cost and litigation expenses).

33.5 LESSEE'S OBLIGATION TO REMEDIATE CONTAMINATION: Lessee shall, at its sole cost and expense, promptly take any and all action necessary to remediate contamination of the Premises by Hazardous Materials as herein defined to the extent caused by the acts or omissions specifically referred to in clauses
(a) through (c) of Paragraph 33.4.

33.6 OBLIGATION TO NOTIFY: Lessor and Lessee shall each give written notice to the other as soon as reasonably practical of (i) any communication received from any governmental authority concerning Hazardous Material which related to the Premises and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Hazardous Material Laws.

33.7 SURVIVAL: The obligations of Lessee under this Section 33 shall survive the Lease Term or earlier termination of this Lease.

33.8 CERTIFICATION AND CLOSURE: On or before the end of the Lease Term or earlier termination of this Lease, Lessee shall deliver to Lessor a certification executed by Lessee stating that, to the best of Lessee's knowledge, there exists no violation of Hazardous Material Laws resulting from Lessee's obligation in Paragraph 33. If pursuant to local ordinance, state or federal law, Lessee is required, at the expiration of the Lease Term, to submit a closure plan for the Premises to a local, state or federal agency, then Lessee shall furnish to Lessor a copy of such plan.

33.9 PRIOR HAZARDOUS MATERIALS: Lessee shall have no obligation to clean up or to hold Lessor or Lessor's Agents harmless with respect to, any Hazardous Material or wastes discovered on the Premises which were not introduced into, in, on, about, from or under the Premises during the Lease Term or ground water contamination from other parcels where the source is from off the Premises not arising from or caused by Lessee or Lessee's Agents.

34. BROKERS: Lessor and Lessee represent that they have not utilized or contacted a real estate broker or finder with respect to this Lease other than Wayne Mascia Associates ("WM") and Lessee agrees to indemnify and hold Lessor harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through Lessee other than WM. Lessor shall at its sole cost and expense pay the brokerage commission per Lessor's standard commission schedule to WM in connection with this transaction. Lessor represents and warrants that it has not utilized or contacted a real estate broker or finder with respect to this Lease other than WM and Lessor agrees to indemnity and hold Lessee harmless against any claim, cost, liability or cause of action asserted by any broker or finder claiming through Lessor.

35. OPTION TO EXTEND

A OPTION: Lessor hereby grants to Lessee one (1) option to extend the Lease Term, with the extended term to be for a period of three (3) years, on the following terms and conditions, which shall apply separately to each option to extend:

     (i) Lessee shall give Lessor written notice of its exercise of its options to extend no earlier than twenty-four (24) calendar months, nor later than six (6) calendar months before the Lease Term would end but for said exercise. Time is of the essence.

     (ii) Lessee may not extend the Lease Term pursuant to any option granted by this section 35 if Lessee is in default as of the date of the exercise of one of its options. If Lessee has committed a default by Lessee as defined in Section 14 or 32 that has not been cured or waived by Lessor in writing by the date that any extended term is to commence, then Lessor may elect not to allow the Lease Term to be extended, notwithstanding any notice given by Lessee of an exercise of this option to extend.

     (iii) All terms and conditions of this Lease shall apply during the extended term, except that the Rent and rental increases for each extended term shall be determined as provided in Section 35 (B) below.

     (iv) Once Lessee delivers a notice of exercise of one of its options to extend the Lease Term, Lessee may not withdraw such exercise and Subject to the provisions of this Section 35, such notice shall operate to extend the Lease Term. Upon any extension of the Lease Term pursuant to this Section 35, the term "Lease Term" as used in this Lease shall thereafter include the then extended term.

     (v) The option rights of EIP Microwave, Inc. granted under this Section 35 are granted for EIP Microwave, Inc.'s personal benefit and may not be assigned or transferred by EIP Microwave, Inc. or exercised if EIP Microwave, Inc. is not occupying the Premises at the time of exercise.

B. EXTENDED TERM RENT -- OPTION PERIOD: The monthly Rent for the Premises during the extended term shall equal ninety-five percent (95%) of the fair market monthly Rent for the Premises as of the commencement date of the extended term, but in no case, less than the Rent during the last month of the prior Lease term. Promptly upon Lessee's exercise of the option to extend, Lessee and Lessor shall meet and attempt to agree on the fair market monthly Rent for the Premises as of the commencement date of the extended term. In the event the parties fail to agree upon the amount of the monthly Rent for the extended term prior to commencement thereof, the monthly Rent for the extended term shall be determined by appraisal in the manner hereafter set forth, provided, however, that in no event shall the monthly Rent for the extended term be less than in the immediate preceding period. Annual base rent increases during the extended term shall be a minimum of three percent (3%) per year. In the event it becomes necessary under this paragraph to determine the fair market monthly Rent of the Premises by appraisal, Lessor and Lessee each shall appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraiser ("AIREA") and such appraisers shall each determine the fair market monthly Rent for the Premises taking into account the value of the Premises and the amenities provided by the Outside Areas, the Common Areas, and the Building, and prevailing comparable Rentals in the area. Such appraisers shall, within twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Lessor and Lessee. If the fair market monthly Rent of the Premises established in the two (2) appraisals varies by five percent (5%) or less of the higher Rent, the average of the two shall be controlling. If said fair market monthly Rent varies by more than five percent (5%) of the higher Rental, said appraisers, within ten (10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA and who shall also be experienced in the appraisal of Rent values and adjustment practices for commercial properties in the vicinity of the Premises. Such third appraiser shall, within twenty
(20) business days after his appointment, determine by appraisal the fair market monthly Rent of the Premises taking into account the same factors referred to above, and submit his appraisal report to Lessor and Lessee. The fair market monthly Rent determined by the third appraiser for the Premises shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained in which case the Rent set for in said higher appraisal shall be controlling. If either Lessor or Lessee fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. If the two appraisers appointed by Lessor and Lessee are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Lessor or Lessee to AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph shall be borne equally be Lessor and Lessee.

36. APPROVALS: Whenever in this Lease the Lessor's or Lessee's consent is required, such consent shall not be unreasonably or arbitrarily withheld or delayed. In the event that the Lessor or Lessee does not respond to a request for any consents which may be required of it in this Lease within ten business days of the request of such consent in writing by the Lessee or Lessor, such consent shall be deemed to have been given by the Lessor or Lessee.

37. AUTHORITY: Each party executing this Lease represents and warrants that he or she is duly authorized to execute and deliver the Lease. If executed on behalf of a corporation, that the Lease is executed in accordance with the by-laws of said corporation (or a partnership that the Lease is executed in accordance with the partnership agreement of such partnership), that no other party's approval or consent to such execution and delivery is required, and that the Lease is binding upon said individual, corporation (or partnership) as the case may be in accordance with its terms.

38. INDEMNIFICATION OF LESSOR: Except to the extent caused by the sole negligence or willful misconduct of Lessor or Lessor's Agents, Lessee shall defend, indemnify and hold Lessor harmless from and against any and all obligations, losses, costs, expenses, claims, demands, attorney's fees, investigation costs or liabilities on account of, or arising out of the use, condition or occupancy of the Premises or any act or omission to act of Lessee or Lessee's Agents or any occurrence in, upon, about or at the Premises, including, without limitation, any of the foregoing provisions arising out of the use, generation, manufacture, installation, release, discharge, storage, or disposal of Hazardous Materials by Lessee or Lessee's Agents subject to the limitations of Paragraph 33. It is understood that Lessee is and shall be in control and possession of the Premises and that Lessor shall in no event be responsible or liable for any injury or damage or injury to any person whatsoever, happening on, in, about, or in connection with the Premises, or for any injury or damage to the Premises or any part thereof. This Lease is entered into on the express condition that Lessor shall not be liable for, or suffer loss by reason of injury to person or property, from whatever cause, which in any way may be connected with the use, condition or occupancy of the Premises or personal property located herein. The provisions of this Lease permitting Lessor to enter and inspect the Premises are for the purpose of enabling Lessor to become informed as the whether Lessee is complying with the terms of this Lease and Lessor shall be under no duty to enter, inspect or to perform any of Lessee's covenants set forth in this Lease. Lessee shall further indemnify, defend and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation to Lessee's part to be performed under the terms of this Lease. The provisions of Section 38 shall survive the Lease Term or earlier termination of this Lease with respect to any damage, injury or death occurring during the Lease Term.

39. LESSOR'S LIABILITY: If Lessee should recover a money judgment against Lessor arising, in connection with this Lease, the judgment shall be satisfied only out of the Lessor's interest in the Premises and neither Lessor or any of its partners shall be liable personally for any deficiency.

40. MISCELLANEOUS PROVISIONS: All rights and remedies hereunder are cumulative and not alternative to the extent permitted by law and are in addition to all other rights or remedies in law and in equity.

41. CHOICE OF LAW: This Lease shall be construed and enforced in accordance with the substantive laws of the State of California. The language of all parts of this lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Lessor or Lessee.

42. ENTIRE AGREEMENT: This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided for herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF, Lessor and Lessee leave executed these presents, the day and year first above written.


LESSOR                                    LESSEE
BERG & BERG DEVELOPERS                    EIP MICROWAVE, INC.


By: /s/ CARL E. BERG                      By: /s/ JOHN ARDIZZONE
   -----------------------------------       -----------------------------------
signature of authorized representative    signature of authorized representative

   Carl E. Berg                              John Ardizzone
   -----------------------------------       -----------------------------------
   printed name                              printed name

   G.P.                                      CFO
   -----------------------------------       -----------------------------------
   title                                     title

   August 18, 1995                           August 18, 1995
   -----------------------------------       -----------------------------------
   date                                      date

                                  [SITE PLAN]





EXHIBIT A.1

                                  [SITE PLAN]





EXHIBIT A.2

                                  [SITE PLAN]





EXHIBIT A.3

August 15, 1995

Mr. John Ardizzone
EIP Microwave, Inc.
1745 McCandless Drive
Milpitas, California

re: Agreement for Early Occupancy

Dear Mr Ardizzone:

The purpose of this letter is to advise you that upon execution of the attached lease and the deposit of the sum of $33,679 with Berg & Berg Developers, consisting of the first month's rent, the first month's estimated CAC charge, and the security deposit per the referenced lease, EIP Microwave, Inc. may move into 1745 McCandless Drive, Milpitas on October 15, 1995.

EIP Microwave, Inc. shall not be responsible for base rent or pro-rata maintenance costs incurred until November 1, 1995 as provided for in the lease, but EIP Microwave, Inc. shall be responsible effective on the earlier of occupancy or October 15, 1995 for all utility charges. EIP Microwave, Inc. shall be responsible for all other terms and conditions contained in the referenced lease except for the items specified in this paragraph effective on the earlier of occupancy or October 15, 1995.

Sincerely,


/s/ Carl E. Berg

Carl E. Berg
for Berg & Berg Developers

                                   Accepted and Agreed


                                   /s/ John Ardizzone
                                   ---------------------------------
                                   John Ardizzone
                                   EIP Microwave, Inc.

8/17/95                                             Lease Attachment __________


                             NEW EIP FACILITY
                           1745 McCANDLESS DRIVE

Summary Of EIP-Provided Tenant Improvement Cost For 1745 McCandless Drive:


DESCRIPTION                                                   ESTIMATED COST
-------------------------------------------------------------------------------

Electrical                                                       23,000.
-------------------------------------------------------------------------------

HVAC                                                               -0-
-------------------------------------------------------------------------------

Hazardous Waste Pad (12' x 12') concrete                          9,291.
-------------------------------------------------------------------------------

One Drain                                                         3,600.
-------------------------------------------------------------------------------

Pad for Compressor                                     See Haz. Waste Pad Above
-------------------------------------------------------------------------------

Compressed Air Lines                                             15,600.
-------------------------------------------------------------------------------

Ducting (for wire solder, surface mount machine,
 ovens, flammable storage, CNC machine.)                          5,000.
-------------------------------------------------------------------------------

Computer Wiring and Installation -
  (VAX and Ethernet)                                             20,000.
-------------------------------------------------------------------------------

Telephone Wiring and Installation                     See computer wiring above
-------------------------------------------------------------------------------

Door for CNC                                                      1,000.
-------------------------------------------------------------------------------

Security                                                          4,000.
-------------------------------------------------------------------------------

Other
-------------------------------------------------------------------------------

TOTAL ESTIMATED COST:                                            81,491.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[LOGO]    EIP MICROWAVE, INC.     1589 CENTRE POINTE DRIVE, MILPITAS, CA 95035


August 18, 1995


Mr. Carl E. Jones
Berg & Berg Enterprises
10050 Bandley Drive
Cupertino, CA 95014

Re: 1745 McCandless Drive Lease
    ---------------------------

Dear Carl:

Attached are two execution copies of the Lease, as signed and initialed by EIP Microwave, Inc. We have made one change to the Lease which Mark Kousnetz may have mentioned to you. Paragraph 19 has been modified, and initialed, to permit either the lessor or the lessee to terminate the Lease if a partial destruction (greater than one-third of replacement cost) occurs.

We also note that several points we discussed and which were agreed by you are not reflected in the Lease. This letter will also confirm our mutual agreement on the following points:

     1. Although we are leasing a portion of the premises in an "AS IS" physical condition and state of repair, we are doing so in reliance on your representation that the premises, including the HVAC, electrical, plumbing, roof, etc., will be in good order and repair on the commencement date.

     2. As discussed, we use certain hazardous materials in the ordinary course of our business. So long as our use is in accordance with law, this will not be a violation of the Lease.

     3. The proposed alterations which we plan to make at our cost (a list of the material alterations is attached) are approved by you. You will provide us a completely demised space (which includes secure separation between our portion of the building and the remainder) before the commencement date at your cost.

     4. Taxes for which we are responsible do not include taxes unrelated to the building (e.g., a lien on the building relating to unpaid property taxes on other buildings).

Finally, as Mike Johnson discussed with you, the word "Premises" is defined as the entire building even though we are only leasing a portion of it. This term is used in some places when the correct reference should be to that portion of the Premises which we are leasing. Rather than making changes throughout the document to reflect this, the Lease will be interpreted in a common sense fashion so that "Premises" refers to the entire building or to our portion of the building, as appropriate.

We would appreciate your verbal acceptance of the Lease by end of business day today, and a fully executed document returned to us by Monday, August 21, 1995.

Very truly yours,

EIP MICROWAVE, INC.


/s/ John Ardizzone
John Ardizzone
Vice President-Finance & CFO


 TELEPHONE: (408) 945-1477    TOLL FREE: (800) 232-3471    FAX: (408) 945-0977